Other Assets	12 Months Ended
Dec. 31, 2013
Other Assets
Other Assets

6. Other Assets

        Other assets are summarized in the table below.

	December 31,
	2013	2012
	(in thousands)
Debt issuance costs, net of accumulated amortization of $334 and $293 at December 31, 2013 and 2012, respectively	$5,588	$2,282
Prepaid expenses	5,078	4,217
Cash held by community development districts (Note 10)	3,466	3,518
Cash deposits for letters of credit and surety bonds	353	3,857
Investments in unconsolidated joint ventures (Note 7)	—	700
Other	3,616	3,215

Total other assets	$18,101	$17,789

        Cash paid for debt issuance costs aggregated $5.7 million and $3.5 million during the years ended December 31, 2013 and 2012, respectively. During such years, we wrote-off $1.8 million and $2.0 million, respectively, of net debt issuance costs as a result of our early repayment of debt. The weighted average residual amortization period for our unamortized debt issuance costs as of December 31, 2013 was approximately 6.8 years. Future amortization of our debt issuance costs is expected to approximate $0.8 million during each of the years ending December 31, 2014 through 2017 and $0.6 million during the year ending December 31, 2018.